SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     Definitive Proxy Statement
     Definitive Additional Materials
     Solicitation Material Pursuant to 240.14a-11(c) or 240.14a-12

                       The Timothy Plan
               (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item
22(a)(2) of Schedule 14A.
     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          1) Title of each class of securities to which transaction applies:

 .........................................................................
          2)  Aggregate number of securities to which transaction applies:

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          3)  Per unit price or other underlying value of transaction
          computed pursuant to     Exchange Act Rule 0-11 (set forth the
          amount on which the filing fee is calculated and state how it was determined):

 .........................................................................
          4)  Proposed maximum aggregate value of transaction:

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          5)  Total fee paid:

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     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                [LETTERHEAD]
                        The Timothy Plan
                    1304 West Fairbanks Ave.
                     Winter Park, FL 32789



January 2, 1996


Dear Shareholder:


Your fund's management and trustees have made certain decisions that need to be ratified by you, the shareholders, which we believe will significantly improve both the performance and operation of The Timothy Plan (the "Fund"). You are being asked to approve four separate items:

1.   The election of seven trustees.

2. The replacement of the Fund's current investment manager, Systematic Financial Management, L.P. with the trustees' unanimous selection, Awad and Associates.

3. The elimination of the Retail Class' current front-end load and replacment with a Contingent Deferred Sales Charge, revision of the Retail Class' distribution plan to include a fee increase. This will result in a slight increase in annual operating costs, but should dramatically increase The Timothy Plan's asset growth which, we believe, will ultimately lower operating costs. Please review this section very carefully. The distribution plan fee increase will only go into effect if and when we secure non-recourse financing for advancing the sales commissions on Retail Class shares to participating brokers/dealers. Also note that shares of the Retail Class outstanding before the date of the shareholder's meeting may not be assessed as a Contingent Deferred Sales Charge upon redemption of those share.

We enthusiastically encourage you to vote FOR all the above items. We are convinced that each of these issues are in the best interest of you, the shareholder, as well as the long term effectiveness of The Timothy Plan. Thank you for your faithfulness.


Sincerely,


Arthur D. Ally
Chairman of the Board


                        THE TIMOTHY PLAN
                   1304 West Fairbanks Avenue
                  Winter Park, Florida  32789
                         1-800-846-7526



           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               OF
                        THE TIMOTHY PLAN
                  To be held January 31, 1997



TO THE SHAREHOLDERS OF THE TIMOTHY PLAN:

     NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of The Timothy Plan (the "Fund"), will be held on January 31, 1997 at 1:00 p.m. Eastern time, at the offices of the Fund's investment advisor, Timothy Partners, Ltd. (the "Advisor"), 1304 West Fairbanks Avenue, Winter Park, Florida 32789, for the purpose of considering and acting upon the following matters:

     1. To elect seven (7) trustees by the shareholders entitled to vote thereon, without differentiation between the classes, to serve until their respective successors are duly elected and qualified;

     2. To ratify or reject a new sub-investment advisory agreement for the Fund (the "New Sub-Investment Advisory Agreement") and to approve or disapprove the continuation of the New Sub-Investment Advisory Agreement among the Fund, Timothy Partners, Ltd. and Awad & Associates, by the shareholders entitled to vote thereon, without differentiation between the classes;

     3. To approve or disapprove a revised distribution plan (the "Revised Distribution Plan") on behalf of the Retail Class shares of the Fund by the shareholders of the Retail Class Only; and

     4. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

     Shareholders of record of the Fund at the close of business on November 14, 1996 are entitled to notice of, and to vote on, the proposals at the Meeting, or any adjournment thereof.

     Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY.

                                   By Order of the Board of Trustees



January 2, 1997                         Joseph E. Boatwright
                                   Secretary


              PLEASE RETURN YOUR PROXY IMMEDIATELY

                        PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees of The Timothy Plan (the "Fund") for use at its Special Meeting of Shareholders of the Fund (the "Meeting") to be held on January 31, 1997, at 1:00 p.m. Eastern time at the offices of the Fund's investment advisor, Timothy Partners, Ltd. (the "Advisor"), 1304 West Fairbanks Avenue, Winter Park, Florida 32789, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about January 2, 1997.

     The Fund is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund currently offers two classes of shares: Institutional Class shares, which have no sales charge but are subject to annual 12b-1 Plan expenses; and Retail Class shares which have a front-end sales charge and are subject to
annual 12b-1 Plan expenses.   The Fund has authorized an unlimited number
of shares of beneficial interest (par value $0.001 per share). The shares of the Fund do not have cumulative voting rights.

     All proxies solicited by the Board of Trustees, which are properly executed and received by the Secretary prior to the Meeting will be voted at the Meeting, in accordance with the shareholders' instructions thereon. If no instruction is given on a proxy, it will be voted FOR the election of each of the nominees for trustee named below, unless authority to vote for a particular nominee is withheld.

     Shareholders of record of the Fund at the close of business on November 14, 1996 (the "Record Date") are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof. At the close of business on November 14, 1996, there were 999,232.309 shares of the Fund outstanding comprised of 684,354.025 shares of the Institutional Class and 314,878.284 shares of the Retail Class.

     Some proposals require more votes than others to be approved. An affirmative vote of a majority of the Fund's aggregate outstanding shares (defined in the Act as the lesser of (i) 67% of the shares of the Fund present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund) is necessary to approve the election of trustees (Proposal No. 1); and to approve the New Sub-Investment Advisory Agreement (Proposal No. 2). An affirmative vote of a majority of the aggregate outstanding shares of the Retail Class present in person or by proxy and voting is necessary to approve the Revised Distribution Plan (Proposal 3).

     As a general matter, all shares of the Fund entitled to vote on a matter may vote without differentiation between the separate classes on a one-vote-per-share basis and each fractional share is entitled to a proportionate fractional vote; provided, however, if a matter to be voted on effects only the interests of a particular class, such as Proposal No. 3 to be voted on at this Meeting, then only the shareholders of the affected class are entitled to vote on the matter. See "Summary of Proposals" below.

                      SUMMARY OF PROPOSALS

  PROPOSAL:                                       SHAREHOLDERS ENTITLED
                                             TO VOTE ON PROPOSAL:

1.   To elect seven (7) trustees by the shareholders voting      ALL
     CLASSES
      together as a single class, to serve until their respective successors are duly elected and qualified.

2.   To ratify or reject a new sub-investment advisory agreement      ALL
     CLASSES(the "New Sub-Investment Advisory Agreement") for the Fund and to approve or disapprove the continuation of the New Sub-Investment Advisory Agreement among the Fund, Timothy
     Partners, Ltd. and Awad & Associates.

3. To approve or disapprove a revised distribution RETAIL CLASS ONLY plan (the "Revised Distribution Plan") on behalf of the Retail Class shares of the Fund by the shareholders of the Retail Class Only.

     One third of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. If a quorum is not present or represented at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund to act as election inspectors for the Meeting.

     In the event that a quorum is present, but sufficient votes in favor of the amendments are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against any such adjournment in direct proportion to the proxies received for or against the proposed amendments.

     The election inspectors will count the total number of votes cast "for" approval of the proposals for the purpose of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of trustees and other proposals, withholding authority to vote, abstentions, and broker non-votes have the effect of a negative vote on the proposal.

     The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting which will be presented for consideration at the Meeting. If any matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

     As of the Record Date, the following persons owned more than 5% of the outstanding shares of the Retail Class shares:

Name & Address of Beneficial Owners          Percentage of Retail Class
Southwest Securities, Inc.                          6.83%
Dallas, TX

   As of the Record Date, no individual trustee of the Fund, except Mr. Boatwright, owns beneficially more than 1% of the outstanding voting shares of the Fund, and the trustees together do not own beneficially, more than 1% of the outstanding voting shares of the Fund.

   Shareholders who execute proxies retain the right to revoke them at any time before they are voted by notifying the Fund or by voting at the Meeting. A proxy, when executed and not revoked, will be voted as directed. In the absence of such direction, proxies will be voted in favor of the applicable proposal.

   The solicitation of proxies is being made primarily through mailing this Proxy Statement and the accompanying Proxy. Additional solicitation may be made by the officers or trustees of the Fund by mail, telephone or telegraph, or in person. It is not anticipated that any solicitations will be made by specially engaged employees or paid proxy solicitors. The cost of the preparation of this Proxy Statement and Proxy and the costs of solicitation will be borne by the Advisor. Further solicitation may be made by mail or telephone by regular employees of the Advisor who will receive no compensation for such solicitation.

   Audited financial statements of the Fund in the form of an Annual
Report to Shareholders dated December 31, 1995 and semi-annuals have been mailed prior to this proxy mailing. The annual report is not to be regarded as proxy soliciting material. The Fund will furnish, without charge, a copy of the Fund's Annual Report to any shareholder who requests one. Shareholders may obtain the Annual Report by calling the Fund at (800) TIM-PLAN.



                        PROPOSAL NO. 1

                     ELECTION OF TRUSTEES


   At the Meeting, seven (7) nominees will be put forward for election as trustees. Each trustee so elected will hold office until his successor is elected and qualifies, or until his term as trustee is terminated as provided in the Fund's By-Laws. Each of the seven nominees listed below for election to the Board of Trustees has consented to be nominated and to serve, if elected, as trustee. If any of the nominees are unavailable to serve as trustee, the proxies will be voted for such other persons as the Board of Trustees may recommend. The Fund currently knows of no reason why any of the nominees listed below will be unable to serve if elected. Messrs. Arthur D. Ally, Wesley W. Pennington and Mark Schweizer have served in their capacities as trustees since January 19, 1994 and were elected by the sole shareholder of the Fund at the organizational meeting held January 19, 1994. Joseph E. Boatwright has served in his capacity as a trustee since April 20, 1995 and was elected by the Board of Trustees at a Board of Trustees meeting held on April 20, 1995. Messrs. Jock M. Sneddon, Philip
B. Crosby and Daniel D. Busby are not currently serving on the Board of
Trustees of the Fund.   Messrs. Sneddon, Crosby and Busby have been
nominated by the current trustees who are not "interested persons" of the Advisor, Messrs. Pennington and Schweizer. Messrs. Ally, Boatwright, Sneddon and Crosby are "interested persons" of the Advisor and Messrs. Schweizer, Pennington and Busby are not an "interested persons" of the Advisor as that term is defined in the Act.

           TRUSTEES, EXECUTIVE OFFICERS AND NOMINEES

   The following table sets forth information with respect to the nominees for election as trustees and the current Board of Trustees:
                         Position(s)
                         Held with  Trustee  Principal Occupation(s)
Name and Address    Age  Registrant    Since During the Past Five Years

Arthur D. Ally *    54   Chairman &    1994  President, Covenant  Financial
1304 West Fairbanks Ave  President           Management, Inc. (1990-
Winter Park, Florida                         present).

Wesley W. Pennington 65  Trustee       1994  Secretary/Treasurer, American
442 Raymond Ave.                             Call to Greatness(publishing);
Longwood, Florida                            President & Sole Shareholder,

                                             Weston, Inc.(fabric treatment)
                                             (1979-present); President &

                                             Sole Shareholder, Designer

                                             Services Group, Inc.(furniture
                                             storage & delivery) (1981-1991).

Mark Schweizer     64   Trustee        1994  Retired; prior thereto
1290 Palmetto Ave.                           Architect/Engineer, President
Winter Park, Florida                         of Schweizer, Inc.(1960-1996).

Joseph E. Boatwright*64  Secretary     1995  Retired; prior thereto Senior
1410 Hyde Park Drive     & Trustee           Pastor; Aloma Baptist Church
Winter Park, Florida                         (1970-1996).

Jock M. Sneddon *   49   N/A           N/A   Physician, Florida Hospital
6001 Vineland Drive                          Center(present); prior thereto
Orlando, FL                                  President and Director of

                                             Sneddon & Helmers M.D.P.A.
                                             (1976-1993).

Philip B. Crosby *  70   N/A           N/A   Owner and Founder; Career IV
P.O. Box 1927                                (1991-current); prior thereto
Winter Park, Florida                         Founder, Philip Crosby,
                                             Associates, Inc. (1979-

                                             retired 1991).

                         Position(s)
                         Held with  Trustee  Principal Occupation(s)
Name and Address    Age  Registrant    Since During the Past Five Years

Daniel D. Busby, CPA 55  N/A           N/A   CFO,International Center
P.O. Box 50188                               of Wesleyan Church (1986-
Indianapolis, IN                             present); and Partner,
                                             Busby, Keller & Co.

* These trustees and officers are considered "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Act. The trustees and officers considered "interested persons" are so deemed by reason of their affiliation with the Fund's investment advisor and as a result of being a trustee and/or officer of the Fund.

  There have been no purchases or sales of the securities of the Fund's investment advisor since December 31, 1995 by any trustee or nominee for trustee.

 The officers conduct and supervise the daily business operations of the Fund, while the trustees, in addition to functions set forth under "Investment Advisor," "Investment Manager," and "Underwriter," review such actions and decide on general policy. Compensation to officers and trustees of the Fund who are affiliated with the Advisor is paid by the Advisor, and not by the Fund. For the fiscal year ended December 31, 1996, the Fund did not compensate any of its trustees. In addition, no trustee served on the Board of Directors of another investment company managed by the Advisor for the calendar year ended December 31, 1996.

 The Fund has no separate Nominating or Compensation Committee. Subject to the provisions of the Act, the trustees have filled and will continue to fill any vacancies on the Board, provided that a majority of the trustees have been approved by the shareholders and the selection and nomination of trustees who are not "interested persons" of the Fund will be at the discretion of the trustees who are not "interested persons." The Fund has an Audit Committee of which Messrs. Pennington and Schweizer are members. There were four meetings of the Board of Trustees and one of its Audit Committee during the fiscal year ended December 31, 1996. All of the incumbent trustees attended at least 75% of the aggregate of all Board of Trustees' meetings held and the total number of meetings held by all committees of the Board on which they served during the fiscal year ended December 31, 1995. The Audit Committee, which last met on March 10, 1996, has the responsibility, among other things, to: (i) recommend the selection of the Fund's independent auditors; (ii) review and approve the scope of the independent auditors' audit activity; (iii) review the financial statements which are subject to the independent auditors' certification; and (iv) review with the independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal audit activities and internal accounting controls.
Recommendation:

 The trustees previously elected by the shareholders unanimously recommend a vote FOR each nominee. The trustees believe that the nominees will serve the best interests of shareholders. Shareholders vote together on this issue. Votes will be counted in the aggregate. An affirmative vote of the majority of the outstanding shares of the Fund present in person or by proxy is necessary to elect the nominees for trustees. Unless a contrary specification is made, any executed but unmarked proxy will be voted FOR this Proposal
 No. 1.



                         PROPOSAL NO. 2

          APPROVAL OF THE NEW SUB-INVESTMENT ADVISORY
                     AGREEMENT FOR THE FUND


General

 At the Meeting, shareholders will be asked to approve a New Sub-Investment Advisory Agreement among the Fund, Timothy
 Partners, Ltd., and Awad & Associates. At its meeting on November 14, 1996, the Board of Trustees determined that the sub-investment advisory agreement with Systematic Financial Management, L.P. ("Systematic") was no longer in the best interests of the shareholders of the Fund. In reaching this conclusion, the Board of Trustees considered various factors, including the investment performance of Systematic, its fee structure and investment philosophy. The factors considered by the Board of Trustees in determining the reasonableness and fairness of the proposed New Sub-Investment Advisory Agreement are described under "Evaluation of the New Sub-Investment
Advisory Agreement by the Board of Trustees."

 The Board of Trustees has determined that the New Sub-Investment Advisory Agreement is in the best interests of the Fund and its shareholders. The sub-investment advisory agreement with Systematic terminated December 31, 1996 and the New Sub-Advisory Agreement became effective January 1, 1997.
The Board of Trustees, including a majority of the trustees deemed not "interested persons" of the Fund, approved the New Sub-Investment Advisory Agreement at a meeting held on November 29, 1996. Pursuant to Rule 15a-4 of the Act, the Fund may commence the New Sub-Investment Advisory Agreement before it has been approved by a majority of the "outstanding voting securities" of the Fund, as long as such approval is obtained within 120 days after the termination of the sub-investment advisory agreement with Systematic. Therefore, shareholders are being asked to ratify the New Sub-Investment Advisory Agreement and approve its continuation.
In the event the New Sub-Investment Advisory Agreement is not approved by the shareholders of the Fund, the trustees of the Fund will consider what other action is appropriate based upon the best interests of the shareholders of the Fund.

 The following summary provides information about the Fund's investment advisor, investment advisory agreement, Systematic and its sub-investment advisory agreement, the proposed new investment manager and the terms and conditions of the proposed New Sub-Investment Advisory Agreement.

Information Concerning the Fund's Investment Advisor and Investment Advisory Agreement

 Timothy Partners, Ltd. (the "Advisor"), 1304 West Fairbanks Avenue,
Winter Park, Florida 32789, is a Florida limited partnership organized on December 6, 1993. The Advisor supervises the investment of the assets of the Fund in accordance with the objective, policies and restrictions of the Fund. The Advisor approves the portfolio of securities selected by the Fund's investment manager, pursuant to a sub-investment advisory agreement.

 For its services, the Advisor is paid an annual fee equal to 0.85% of the Fund's average daily net assets. This fee is subject to certain voluntary reductions in fees paid by the Fund. A portion of the advisory fee is paid by the Advisor to: (i) Systematic for assisting in the selection of portfolio securities for the Fund and (ii) Covenant Financial Management, Inc. ("CFM") as reimbursement for certain expenses related to the daily operations of the Fund performed by CFM. In addition, this fee covers the cost of postage, materials and handling of the fulfillment function of processing Prospectus requests as well as other sundry marketing and general administration expenses. The Advisor's fee is higher than that charged by other funds, but is comparable to fees charged by funds with similar investment objectives.

 Arthur D. Ally, the President, Chairman of the Board and trustee of the Fund, is President, Director and a 70% shareholder of Covenant Funds, Inc. ("Covenant"), 1304 West Fairbanks Avenue, Winter Park, Florida 32789, which is the managing general partner of the Advisor. Mr. Ally also is an
individual general partner of the Advisor.   Neither the Advisor nor its
managing general partner had previously served as an advisor to a registered investment company. Mr. Ally, however, has had extensive securities industry experience, having served as financial consultant and branch manager for three securities firms over the past nineteen years:
Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be used by the Fund's investment manager to execute portfolio trades for the Fund. Neither Mr. Ally nor any person affiliated with the Fund receives any benefit from any such transactions.

 The Advisor and CFM have entered into an agreement dated February 23, 1994, as amended April 23, 1996, whereby the Advisor pays CFM for certain overhead expenses related to the daily operations of the Fund that CFM carries out. These expenses include: salaries of administrative personnel, cost of preparing shareholder fulfillment kits, cost of phone lines and office space, and cost of postage and supplies. The annual fee is an amount to cover CFM's costs in providing services to the Advisor, payable by the Advisor on a monthly basis. Both parties have agreed that no profits will accrue to CFM as a result of this agreement. Arthur D. Ally is President and 100% shareholder of CFM.

 The Advisor provides portfolio management for the Fund pursuant to an investment advisory agreement between Timothy Partners, Ltd. and the Fund dated February 23, 1994, as amended August 28, 1995 (the "Advisory Agreement"). The Advisory Agreement permits the Advisor to retain, at the Advisor's expense, the services of a sub-investment advisor. A copy of the Advisory Agreement and its amendment is attached to this Proxy Statement as Exhibit A.

 The Advisory Agreement provides that the Advisor and the Fund may share facilities common to each in the conduct of their respective businesses, with the appropriate proration of expenses between them. In addition, the Fund is responsible for paying the costs incurred in connection with: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; communication with shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; the fees and expenses of the Fund's non-interested trustees; and taxes.

 The Advisory Agreement was approved by the Board of Trustees of the Fund on January 19, 1994, and was approved by the initial shareholders of the Fund on January 26, 1994. The amendment to the Advisory Agreement was approved by the Board of Trustees of the Fund on July 25, 1995. The Advisory Agreement will remain in effect until February 23, 1997, after which it may continue in effect from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined in the Act, or by the Board of Trustees and, in either event, by the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

 The Advisory Agreement may be terminated without penalty at any time upon 60 days' written notice by the Fund, by vote of the holders of a majority of the Fund's outstanding voting securities or by Timothy Partners, Ltd. The Advisory Agreement will automatically terminate in the event of its assignment.

 Pursuant to the Advisory Agreement, the Advisor is entitled to an annual fee, payable monthly, of 0.85% of the average daily net assets of the Fund. For the fiscal years ended December 31, 1995 and 1996, the Fund accrued advisory fees of $41,257 and $xx,xxx (unaudited), respectively. However, the advisory fees noted above were waived by the Advisor.

 The Advisor does not perform investment advisory services for any other investment company.

Information Concerning Systematic and Its Sub-Investment Advisory Agreement

 The sub-investment advisory agreement among Systematic, Timothy Partners, Ltd. and the Fund was initially approved by the trustees of the Fund on January 19, 1994, and was approved by the initial shareholders of the Fund on January 26, 1994. The sub-investment advisory agreement with Systematic was submitted for shareholder approval at a Special Meeting of Shareholders held on May 12, 1995. The sub-investment advisory agreement with Systematic was revised and submitted for shareholder approval because Systematic Financial Management, L.P. entered into a partnership which resulted in an "assignment," as that term is defined in the Act.
The sub-investment advisory agreement with Systematic provided for automatic termination in the event of an assignment.

 Pursuant to the sub-investment advisory agreement, Systematic assisted in the selection and management of the Fund's investment securities. Systematic prepared the portfolio of securities of selected issuers with business practices that met the objective and policies of the Fund. The Advisor reviewed the portfolio to insure compliance with the Fund's ethical standards.

 Pursuant to the terms of the sub-investment advisory agreement with Systematic, Timothy Partners, Ltd. paid Systematic a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund with respect to the first $100 million in assets of the Fund, 0.40% of the next $100 million, 0.30% of the next $100 million in assets, and 0.25% of assets over $300 million. For the fiscal years ended December 31, 1995 and 1996, Timothy Partners, Ltd. paid Systematic sub-investment advisory fees of $21,039 and $xx,xxx (unaudited).

Information Concerning the Fund's Proposed New Investment Manager and Proposed New Sub-Investment Advisory Agreement

 The Advisor has completed a national money manager search in an effort to find a suitable replacement for Systematic. This search resulted in the selection of Awad & Associates as a potential candidate. On November 29, 1996, the trustees, including a majority of the trustees deemed not "interested persons" as that term is defined in the Act, unanimously agreed to the selection of Awad & Associates as the new investment manger.

Organization and Management
 Awad & Associates, a division of Raymond James & Associates, Inc., have their principal offices located at 477 Madison Avenue, New York, New York 10022. Awad & Associates is a joint venture between James Awad, a twenty-six year veteran of the investment management business, and Raymond James Financial, a New York Stock Exchange investment firm.

 Awad & Associates offers professional asset management services for individuals, pension funds, trusts and institutions. Awad & Associates has experience in managing a variety of equity, balanced and fixed-income portfolios. Its area of expertise is the selection of small to medium capitalization equities with low price/earning ratios. Awad & Associates managed approximately $575 million in assets at November 30, 1996.

 The senior investment officer is James Awad. Mr. Awad has been in the investment business since 1965 focusing on research and portfolio management. Prior to forming Awad & Associates he was President of BMI Capital, a successful money management firm he founded. In addition, Mr. Awad managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad earned an MBA from Harvard Business School and a BS Cum Laude from Washington & Lee University.

 Dennison Veru is President of Awad & Associates. Mr. Veru joined Awad & Associates from Smith Barney Harris Uphamn where he was Senior Vice President of the firm's Whiffletree Capital Management division specializing in small and medium capitalization stocks. From 1988 through 1990, he was a Vice President of Broad Street Investment Management. Prior thereto, he was an Assistant Vice President at Drexel Burnham Lambert. Mr. Veru is a graduate of Franklin and Marshall College.

 Representing Raymond James Financial is Tom James, Chairman of the Board of Raymond James Financial. Mr. James is on the Investment Advisory Board which reviews all portfolios managed by Awad & Associates. Mr. James has been Chairman of Raymond James Financial since 1973.

 Tom Barry, immediate past President of Rockefeller & Company, which manages investment for the Rockefeller family, is also on the Investment Advisory Board of Awad & Associates. He will review investment strategy on a quarterly basis.

 Administration of Awad & Associates is managed by Carol Egan, a seasoned Wall Street manager who has worked with James Awad for the past ten years.

Investment Management Goals and Strategy of Awad & Associates
 With respect to equity portfolios, the goals in managing portfolios are as follows: (i) protect capital; (ii) increase capital net of expenses substantially in excess of inflation and in excess of risk-free returns;
(iii) compare favorably to various stock indices over time; and (iv) keep volatility to as little as possible.

 To achieve these goals, the firm employs a strategy of fundamental research. This consists of internal proprietary research, the use of Raymond James Financial's seventeen analysts, reliance on research of only high quality regional firms and of major Wall Street firms. Companies considered for portfolios have characteristics such as: steady earnings and cash flow growth; dominant market share or domination of market niche; good and/or improving balance sheet; excess cash flow generation; ability to do well in a stagnant economy but possibility to benefit from an improvement in economic fundamentals; and high management stock ownership. Decisions to buy or sell a security are based on valuation disciplines such as: low absolute price/earning ratios; low price/earning relative to equities in general; and low price relative to intrinsic value.

 Awad & Associates currently serves as co-investment advisor to one other investment company: Heritage Small Cap Fund. At January 1, 1996, Awad & Associates managed $46 million in net assets of Heritage Small Cap Fund and received an advisory fee of 0.50% of its average daily net assets.

Proposed Fee Schedule, Terms and Conditions of the New Sub-Investment Advisory Agreement
 Pursuant to the New Sub-Investment Advisory Agreement, Awad & Associates assists in the selection and management of the Fund's investment securities. Awad & Associates prepares the portfolio of securities of selected issuers with business practices that meet the objective and policies of the Fund. Timothy Partners, Ltd. reviews the portfolio to insure compliance with the Fund's ethical standards. The
New Sub-Investment Advisory Agreement sets forth substantially the same conditions as the sub-investment advisory agreement with Systematic except for the fee schedule.

 For their services, Awad & Associates offered to manage the Fund's portfolio for the following annual fee schedule which is paid by the
Advisor:

       0.42% of the average daily net assets of the Fund with respect to the first $10 million in assets;
       0.40% of the next $5 million in assets;
       0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.

 If the proposed sub-investment advisory fee had been in effect throughout the fiscal years ended December 31, 1995 and 1996, the sub-investment advisory fees would have amounted to $17,672 and $xx,xxx (unaudited), respectively. For the fiscal year ended December 31, 1995 this would have represented a 16% decrease over the actual sub-investment management fee of $21,039. For the fiscal year ended December 31, 1996 this would have represented a 16% decrease over the actual sub-investment management fee of $xx,xxx (unaudited).

 Tables reflecting: (i) current fees and expenses; and (ii) pro forma fees and expenses, based on the pending approval of Proposal 2 and Proposal 3, are attached as Appendix A.

 Awad & Associates would provide the Advisor and the Fund with portfolio management, research and analysis, advice and recommendations with respect to the purchase and sale of securities and making of investment commitments by Timothy Partners, Ltd., the Fund's investment advisor, for the Fund pursuant to the New Sub-Investment Advisory Agreement among Awad & Associates, Timothy Partners, Ltd., and the Fund. A form of the
New Sub-Investment Advisory Agreement is attached to this Proxy Statement as Exhibit B.

 The New Sub-Investment Advisory Agreement provides that Awad & Associates will, at its own expense, provide office space, furnishings, equipment and people required for performing such services. Awad & Associates also furnishes all necessary advisory and research facilities and prepares reports to comply with the reporting requirements of various federal and state regulatory authorities. The Fund pays all of its own expenses other than those expressly assumed by Timothy Partners, Ltd. or Awad & Associates.

 The New Sub-Investment Advisory Agreement may be terminated without penalty at any time upon 60 days' written notice by the Fund, by vote of the holders of a majority of the Fund's outstanding voting securities or by Timothy Partners, Ltd.; it will automatically terminate in the event of its assignment.

 The New Sub-Investment Advisory Agreement became effective January 1,
1997 and will, pending shareholder approval, continue in effect for an initial term of two years, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the Act, or by the Board of Trustees and, in either event, by the vote of a majority of the trustees who are not parties to the New Sub-Investment Advisory Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

Evaluation of the New Sub-Investment Advisory Agreement  by the Board of
Trustees

 The Board of Trustees of the Fund met on November 29, 1996 to consider the New Sub-Investment Advisory Agreement and its anticipated effects upon the investment management provided to Timothy Partners, Ltd. and the Fund. The proposal was considered by the full Board of Trustees. In addition, the Fund's legal counsel provided the Board of Trustees with materials describing the Board's duties to the shareholders in considering such a proposal, the various factors to be considered and standards to be applied, and confirmed that their decision should be based on whether the fee proposal was fair and reasonable in light of the nature and quality of the services provided to the Fund by Awad & Associates. After full consideration of the proposal, the trustees, including all of the trustees who are not parties to the New Sub-Investment Advisory Agreement or interested persons of any such party, unanimously voted to approve the New Sub-Investment Advisory Agreement and to recommend the New Sub-Investment Advisory Agreement to shareholders for their approval.

 In determining whether or not it was appropriate to approve the New Sub-Investment Advisory Agreement and to recommend approval to shareholders, the Board considered written material and information presented orally at the Meeting. In particular, the trustees considered the fairness of the compensation to be received by Awad & Associates for its sub-investment advisory services and its effect on the Fund's expense ratio. Subsequent to the Board's review of the material, the Board determined that the fee payable to Awad & Associates by the Advisor, a fee lower than that paid to Systematic; was fair and reasonable, and that the proposed fees and New Sub-Investment Advisory Agreement would have no impact on the expense ratio of the Fund.

 In addition, the trustees considered the prior investment performance of the investment personnel at Awad & Associates who would be providing services to The Timothy Plan. In proposing the New Sub-Investment Advisory Agreement, Awad & Associates emphasized the qualifications and experience of personnel to provide high quality service to the Fund and its ability adhere to the moral screening precesses currently maintained by the Fund.

 The performance figures presented below are based on a composite of Awad
& Associates' accounts, including individuals, IRAs and Trusts which have investment objectives and policies similar to the Fund's. These figures reflect deductions of assumed management fees and commissions, and are a time-weighted average for the entire period, all or which would not be duplicated in any individual account, resulting in a different return for the investors. The composites shown include accounts carried over from a previous firm, BMI Capital. For the equity portfolio, from October 1, 1992 forward, the figures presented are only for those accounts managed by Awad & Associates through Raymond James Financial. Past performance is no guarantee of future results.

Composite Past Performance of Awad & Associates and BMI Capital
1996   -      17.70%*     1990    -       (13.20%)    1984 -    (2.30%)
1995   -      48.50%      1989    -        9.60%      1983 -    20.90%
1994   -       4.80%      1988    -       26.10%      1982 -    54.20%
1993   -      12.30%      1987    -       (5.40%)     1981 -     8.80%
1992   -      14.50%      1986    -       17.50%      1980 -    42.70%
1991   -      39.70%      1985    -       17.30%

*  1996 returns through September 30, 1996.

 It is also important to note that these returns do not take into account the effects of the Fund's moral screening restrictions. Both the Advisor and the trustees, however, have examined this aspect and have concluded that the application of the Fund's moral screens would not have materially affected the results.

 The trustees also considered, among other things, the following: (i) the nature of the investment goals and investment strategies used by Awad & Associates, emphasizing both growth and value characteristics; (ii) the extent to which the economies of scale that the Advisor might experience as a result of growth in the Fund's assets; and (iii) Awad & Associates' reputation within the securities industry.

 The Board of Trustees determined that the terms of the New Sub-Investment Advisory Agreement are fair and reasonable and in the best interests of the Fund and its shareholders.

Portfolio Allocation

 The Advisory Agreement provides that decisions regarding the placement of portfolio brokerage are made by Timothy Partners, Ltd., with the primary considerations being to obtain efficiency in execution of orders and the most favorable net prices for the Fund. Consistent with those objectives, transactions may be allocated to brokers and dealers who furnish certain research services to the Advisor. Such research services supplement the Advisor's and Awad & Associates own research activities and provide a benefit to the Advisor which is not easily evaluated in terms of a dollar amount and is not reflected in a direct monetary benefit to the Fund. Such research may be used to benefit any other investment companies and accounts advised by the Advisor, as well as the Fund. Transactions may also be executed through brokers and dealers who sell shares of the Fund, but such sales will not be either a qualifying or disqualifying factor in the selection of executing broker-dealers. The Advisory Agreement authorizes the Advisor to place portfolio transactions for the Fund with broker-dealers for commissions which are greater than another broker or dealer might charge if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

Information Concerning the Fund's Underwriter and Administrator.

 FPS Broker Services, Inc. (formerly, Fund/Plan Broker Services, Inc.)(the "Underwriter" or "FPSB") is the underwriter and distributor of the Fund pursuant to an underwriting agreement dated January 19, 1994, as amended February 23, 1996, which was last approved at a meeting of the Fund's Board of Trustees held on March 6, 1996. The Underwriter is a Pennsylvania corporation formed on April 19, 1989, and is a broker-dealer registered with the U.S. Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc. The Underwriter, located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903, is a wholly-owned subsidiary of FPS Services, Inc. (the servicing agent, administrator, transfer agent and accounting/pricing agent for the Fund). FPS Services, Inc. is located at the same address as the Underwriter. At the present time, the Underwriter serves as distributor for seventeen other non-affiliated fund groups.

Recommendation:

 The Act requires that the New Sub-Investment Advisory Agreement be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund, which means the lesser of (i) 67% or more of the shares of the Fund present or represented by proxy at the Meeting, if more than 50% of the outstanding shares of the Fund are represented, or (ii) more than 50% of the outstanding shares of the Fund. The Board of Trustees recommends that you vote FOR approval of the New Sub-Investment Advisory Agreement. Unless a contrary specification is made, any executed but unmarked proxies will be voted FOR this Proposal No. 2.

                        PROPOSAL NO. 3

TO APPROVE OR DISAPPROVE A REVISED DISTRIBUTION PLAN FOR THE RETAIL CLASS
     SHARES BY THE SHAREHOLDERS OF THE RETAIL CLASS  ONLY


                           General

 The Board of Trustees recently reviewed the current methods of distribution the Retail Class through the imposition of a front-end sales load in combination with a 12b-1 fee. After careful evaluation of all relevant factors the Board has determined that the imposition of a contingent deferred sales charge (CDSC), instead of a front-end sales load, in combination with a slightly modified 12b-1 fee, would likely facilitate distribution of the Retail Class shares, which in turn would result in economies of scale and reduced expenses to the Retail Class and its shareholders. At the Meeting, Retail Class shareholders will be asked to approve a revised Distribution Plan (the "Revised Distribution Plan") on behalf of the Retail Class shares of the Fund, in connection with the implementation of a CDSC. If the Advisor is unable to secure financing to implement the CDSC, the 12b-1 fee on behalf of the Retail Class shares will continue in to remain in effect in its current form.

 Unlike a front-end sales load, a CDSC is imposed upon redemption proceeds and declines to zero if shares are held for a certain period. As proposed, the CDSC would impose a maximum deferred sales charge but would decline to zero if the shares are held for five years or longer. Also, the CDSC allows a shareholder's entire investment to be fully invested without the deduction of a front-end sales charge.

 The CDSC, used in combination with this proposed Revised Distribution Plan, would facilitate sales of the Retail Class shares because it allows the Fund's distributor to advance selling commissions (of 4.00%) to brokers/dealers who sell shares. This advance commission may be financed by a financing entity. The advance commission to broker/dealers will be higher than the current sales load payable to the broker/dealer and should generate a greater incentive to brokers/dealers to sell Retail Class shares. The proposed distribution fee will then be used in part to help offset the initial commission advance, plus the cost of financing the advance, if any.

 Elimination of the current front-end sales load and implementation of the CDSC does not require approval by shareholders. However, the Board of Trustees has made the implementation of the CDSC contingent upon the Revised Distribution Plan, which requires approval by shareholders of the Retail Class. The CDSC would apply to all share purchases after January 31, 1997. The Revised Distribution Plan, if approved, will become effective January 31, 1997, contingent upon implementation of the CDSC.

 The following discussion describes the current distribution plan and the proposed revisions to the distribution plan. Although shareholders are not being asked to approve the CDSC, the elimination of the 1.75% front-end sales load and implementation of a CDSC is contingent upon shareholder approval of the Revised Distribution Plan as described below.

                  Current Distribution Plan

 The Retail Class currently is subject to a front-end sales charge when shares are purchased. Shares of the Retail Class are sold subject to a maximum sales load of 1.75% of the amount purchased. Pending shareholder approval of the Revised Distribution Plan and implementation of a CDSC, Retail Class shares will be offered to the general public that may be purchased at a price equal to the next determined net asset value per share subject to a CDSC at the time of redemption, the amount of which will depend on the number of years the shares redeemed have been held.

 The Retail Class currently has a Distribution Plan (the "Current Distribution Plan") in effect that was last approved by the Board of Trustees at a meeting held on July 25, 1995 and approved by the initial shareholder of the Retail Class on July 25, 1995. An amendment to the Current Distribution Plan to allow up to 0.25% of the total distribution fee to be accrued as a service fee was approved by the Board of Trustees of the Fund at a meeting held March 10, 1996. The Current Distribution Plan provides that the maximum amount which the Fund may pay to the Underwriter and others (and which the Underwriter may re-allow to securities dealers and others participating in the sale of shares) for such distribution expenses is 0.85% per annum of the Retail Class' average daily net assets, 0.25% of which may be service fees payable to the Underwriter, dealers and others, for providing personal services and/or maintaining shareholder
accounts,  payable on a monthly basis.   For the fiscal year ended December
31, 1996, the Retail Class paid $xx,xxx in aggregate, which was 0.85% of the Retail Class' average daily net assets. Of the aggregate amount paid pursuant to the Current Distribution Plan, for the fiscal year ended December 31, 1996, $x,xxx accrued as 12b-1 fees and $x,xxx accrued as service fees. Of the amount accrued as 12b-1 fees, $x,xxx was paid to participating brokers/dealers and of the amount accrued as services fees, $x,xxx was paid to Timothy Partners, Ltd. for the providing personal services and maintaining shareholder accounts pursuant to a servicing agreement.

              Proposed Revised Distribution Plan

 The trustees believe it would be in the best interests of the Fund and its shareholders to amend the Current Distribution Plan to increase 12b-1 fees payable by the Retail Class from 0.85% of the Retail Class' average daily net assets equivalent to 1.00% of the Retail Class' average daily
net assets.   A distribution plan allows the Retail Class to compensate
FPSB or others for expenses actually incurred by FPSB or others in the promotion and distribution of the Retail Class shares. These expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, the preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, including payments to securities dealers and others participating in the sale and servicing of Retail Class shares.

 The proposed maximum amount which the Retail Class may pay to FPSB and others (and which FPSB may re-allow to securities dealers and others participating in the sale of shares) for such distribution expenses is 1.00% per annum of the Retail Class' average daily net assets, of which, 0.25% may be service fees to be paid to FPSB, dealers and others, for providing personal services and/or maintaining shareholder accounts, payable on a monthly basis. All expenses of distribution and marketing in excess of 1.00% per annum will be borne by the Advisor and any amounts paid for the above services will be paid pursuant to a servicing or other agreement. The 12b-1 Plan also covers any payments made by the Retail Class, the Advisor, the Investment Manager, FPSB, or other parties on behalf of the Fund, the Advisor, the Investment Manager, or FPSB, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Retail Class within the context of Rule 12b-1. Long-term shareholders of Retail Class shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the rules of the National Association of Securities Dealers, Inc. governing investment company sales charges.

Evaluation of the Revised Distribution Plan by the Board of Trustees

 At a meeting on November 29, 1996, the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the Act), considered and approved the Revised Distribution Plan. In connection with the approval of the Revised Distribution Plan the Board of Trustees, considered and approved a revised Multiple Class Plan, pursuant to Rule 18f-3, which presents the differences between the classes and the features or the Retail Class. The Fund's legal counsel provided materials to the Board of Trustees on the nature of the matters to be considered and the standards to be used by the Board of Trustees in reaching its decision. Subsequent to review and consideration of the materials and information presented in writing and orally by the Advisor and the Fund's legal counsel, the Board of Trustees concluded that the slight 0.15% increase in the annual 12b-1 fees under the Revised Distribution Plan is more than offset by the benefit of eliminating the 1.75% front-end sales charge. In addition, the implementation of a CDSC would likely: (i) encourage current shareholders to make additional investments in the Fund's Retail Class since additional purchases would be fully invested; (ii) attract new investors and assets to the Retail Class to benefit the Retail Class and its shareholders by realizing economies of scale; (iii) facilitate distribution of Retail Class shares; and (iv) maintain the competitive position of the Fund in relation to other mutual funds that have implemented or are seeking to implement similar distribution and service arrangements.

 The trustees also believe these changes in the manner in which the Fund distributes its shares will significantly increase the growth of investment funds flowing into the Retail Class which, in turn, may lower operating costs of the Fund's Retail Class as the fixed portion of the Retail Class' administration expenses would be applied to a larger asset base. The Board of Trustees determined, in the exercise of reasonable business judgment and, in light of their fiduciary duties under the Act and state law, that there is a reasonable likelihood that the increase will benefit the Fund's Retail Class and its shareholders. In addition, the Board of Trustees has determined, in exercise of its reasonable business judgement, and in light of the current method of distribution and alternative methods of distribution, that the proposed method (Proposal No. 3) of distribution would offer the greatest benefit to the Fund's Retail Class from the use of its assets.

 The trustees, therefore, recommend you vote FOR this change. Although the target date to implement this change is January 31, 1997, the actual implementation may vary somewhat since it is dependent on the securing of satisfactory financing for the commission advances to brokers/dealers.

 Tables reflecting: (i) current fees and expenses; and (ii) pro forma fees and expenses, based on the pending approval of Proposal 2 and Proposal 3, are attached as Appendix A.

 Although the maximum service or distribution fees could not be increased without further shareholder approval, it should be noted that a front-end sales load and CDSC may be implemented or changed by a fund's Board of Trustees. Any such change, however, would apply only to shares sold after appropriate approval by the Board of Trustees and disclosure to shareholders.

Recommendation:

 The Act requires that the Revised Distribution Agreement be approved by the affirmative vote of a majority of the outstanding voting securities of the Retail Class shareholders of the Fund, which means the lesser of
 (i) 67% or more of the shares of the Retail Class present or represented by proxy at the Meeting, if more than 50% of the outstanding shares of the Retail Class are represented or (ii) more than 50% of the outstanding shares of the Retail Class. The Board of Trustees recommends that you vote FOR approval of the Revised Distribution Plan. Unless a contrary specification is made, any executed but unmarked proxies will be voted FOR this Proposal No. 3.



              SUBMISSION OF SHAREHOLDER PROPOSALS


 The Fund is not required, nor does it intend, to hold regular annual meetings of its shareholders. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such a meeting is called, should submit such proposal promptly.

 Shareholders may receive, upon request and without charge, a copy of the Fund's Annual Report and most recent Semi-Annual Report by contacting The Timothy Plan at 1-800-846-7526.

                                  Respectively Submitted,

                                  __________________________
                                  Joseph E. Boatwright
                                  Secretary


                                    Appendix A

 The following tables show, for the Fund's fiscal years ended December 31, 1995 and 1996: (a) the shareholder current transaction expenses for the Retail Class only; (b) the actual operating expenses for each class of the Fund's shares as a percentage of average net assets; and (c) the pro forma operating expenses assuming the proposed New Sub-Investment Advisory Agreement had been in effect throughout the year.

Current Shareholder Transaction Expenses for the RETAIL CLASS ONLY Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price). . . . . . . . . . . .1.75%*
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price). . . . . . . . . . . .none
Redemption Fees. . . . . . . . . . . . . . . . . . . none/1/

* The elimination of the front-end sales load is contingent upon implementation of the CDSC and shareholder approval of the Revised Distribution Plan (Proposal 3).

Annual Fund Expenses
                                 Institutional Class        Retail Class
                                Actual/2/ Pro Forma        Actual/3/ Pro Forma
Management and Advisory Expenses
   After Expense Reimbursements  0.00%     0.85%          0.00%    0.85%
12b-1 Fees                       0.25%     0.25%          0.85%    1.00%
Other Expenses After Expense Reimbursements
                                 1.35%     0.50%          1.35%    0.50%
Total Operating Costs After Expense Reimbursements
                                 1.60%     1.60%          2.20%    2.35%

/1/ United Missouri Bank KC NA charges $9.00 per redemption for redemptions payable by wire.

/2/ The Advisor has voluntarily agreed to waive its fees, so that the Institutional Class' total annual operating expenses will never exceed 1.60% of the average daily net assets. Further, the Advisor has agreed to reimburse the Institutional Class for its other expenses so that the Institutional Class' total annual expenses will never exceed 1.60%. Absent the fee waiver and expense reimbursements, Actual "Management and Advisory Expenses" and Actual "Other Expenses" for the fiscal year December 31, 1995 would have been 0.85% and 4.99%, respectively, and 0.85% and x.xx%, respectively, for the fiscal year ended December 31, 1996. The pro forma percentage reflects the total expense ratio had those fees not been waived and had the new fee structure been in effect.

/3/ The Advisor has voluntarily agreed to waive its fees, so that the Retail Class' total annual operating expenses will never exceed 2.20% of the average daily net assets. Further, the Advisor has agreed to reimburse the Retail Class for its other expenses so that the Fund's total annual expenses will never exceed 2.20%. Absent the fee waiver and expense reimbursements, Actual "Management and Advisory Expenses" and Actual "Other Expenses" would have been 0.85% and 5.59%, respectively, for the fiscal year ended December 31, 1995 and 0.85% and x.xx, respectively, for the fiscal year ended December 31, 1996. The pro forma percentage reflects the total expense ratio had those fees not been waived and the new fee structure been in effect.

 The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund currently charges no redemption fees of any kind.

                        1 year    3 years      5 Years      10 Years
Institutional Class
   Existing             $16       $50           $87           $190
   Proposed             $16       $50           $87           $190
Retail Class
   Existing             $39       $85           $133          $266
   Proposed             $73       $101          $134          $269

 The purpose of these tables is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

                                                      Exhibit A
           AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

 This Agreement, dated as of the 28th day of August, 1995 made by and between The Timothy Plan, a Delaware business trust (the "Trust") operating as a registered investment company under the Investment Company Act of 1940, as amended (the "Act"), duly organized and existing under the laws of the State of Delaware and Timothy Partners, Ltd., a Florida limited partnership (the "Advisor") and is a registered Advisor under the Investment Advisers Act of 1940 (collectively, the "Parties").

                          WITNESSETH:

 WHEREAS, the Trust and Advisor have entered into an agreement dated January 19, 1994, wherein the Advisor has agreed to serve as an advisor and provide investment management services (the "Investment Advisory
Agreement"); and

 WHEREAS, the Parties wish to amend the Investment Advisory Agreement to reduce its compensation from 1.00% to 0.85% of the Trust's daily average net assets; and

 WHEREAS, the Trustees upon full consideration of the proposal, has determined that in the exercise of their reasonable business judgement, and in light of their fiduciary duties, there is a reasonable likelihood that the amendment to the Investment Advisory Agreement will benefit the Trust and its shareholders.

 NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree:

 1. To amend the compensation for the services to be rendered to the Trust by the Advisor under the provisions of the Investment Advisory Agreement, from 1.00% to 0.85% of the Trust's daily average net assets.
 2.    This Agreement's effective date shall be August 28, 1995.

 IN WITNESS WHEREOF, the Parties hereto have caused this Agreement consisting of one type written page to be signed by their duly authorized officers and their corporate seals hereunto duly affixed as of the day and year first above written.

The Timothy Plan                         Timothy Partners, Ltd.
                                        By Covenant Funds, Inc.
                                       Managing General Partner



By: Arthur D. Ally, Chairman      By: Arthur D. Ally, President



Attest: Joseph E. Boatwright, SecretaryAttest: Bonnie Ally, Secretary


                        THE TIMOTHY PLAN
                 INVESTMENT ADVISORY AGREEMENT


 AGREEMENT, made by and between THE TIMOTHY PLAN, a Delaware business trust, (hereinafter called the "Trust") and TIMOTHY PARTNERS, LTD., a Florida limited partnership, (hereinafter called "Investment Adviser").
                     W I T N E S S E T H:
 WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and
 WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Trust effective as of the date of this Agreement.
 NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:
 1. The Trust hereby employs the Investment Adviser to manage the investment and reinvestment of the Trust's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust in any way, or in any way be deemed an agent of the Trust. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Trust and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Trust's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Trust, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.
 2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Partners and employees of the Investment Adviser say be trustees, officers and employees of the funds of which Timothy Partners, Ltd. is Investment Adviser. Partners and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.
       In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.
 3. (a) The Investment Adviser shall place and execute Trust orders for the purchase and sale of portfolio securities with broker/dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Trust with such broker/dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Trust, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which Timothy Partners, Ltd. is Investment Adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.
       (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser may ask the Trust and the Trust may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Investment Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Trust and to other funds for which the Investment Adviser exercises investment discretion.
 4. As compensation for the services to be rendered to the Trust by the Investment Adviser under the provisions of this Agreement, the Trust shall pay to the Investment Adviser from the Trust's assets an annual fee equal to 1.00% of the daily average net assets of the Trust, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Trust's shares are offered for sale.
       If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.
 5. The services to be rendered by the Investment Adviser to the Trust under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.
 6. The Investment Adviser, its partners, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.
 7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Trust, the Investment Adviser shall not be subject to liabilities to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.
 8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Trust's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the shareholders at the next regular meeting that the Trust change to a name not including the word "Timothy." The Trust agrees that the word "Timothy" in its name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.
 9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Trust. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Trust and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Trust. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.
 10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.
 11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

 IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their
duly authorized officers the   19    day of   January             , 199 4
 .
Attest:                                   THE TIMOTHY PLAN

                                                         By:


Attest:                                   TIMOTHY PARTNERS, LTD.
                                          By: COVENANT FUNDS, INC.
                                          Managing General Partner

                                                         By:

                                         Arthur D. Ally, President
                                                      Exhibit B
               SUB-INVESTMENT ADVISORY AGREEMENT
                           between
                    TIMOTHY PARTNERS, LTD.
                             and
                      AWAD & ASSOCIATES


 SUB-INVESTMENT ADVISORY AGREEMENT (the "Agreement") made this  1st day of
  January , 1997, by and between TIMOTHY PARTNERS, LTD. (hereinafter referred to as the "Investment Adviser") and AWAD & ASSOCIATES (hereinafter referred to as the "Investment Manager"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                          WITNESSETH:

 WHEREAS, the General Partners (the "Partners") of the Investment Adviser wish to enter into a contract with the Investment Manager to render the Investment Adviser the following services:

 To furnish research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments by the Investment Adviser regarding assets of The Timothy Plan (hereinafter referred to as the "Fund") subject to oversight by the Board of Trustees of the Fund and the supervision of the Investment Adviser.

 NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

       1. As compensation for the services enumerated above, the Investment Adviser will pay the Investment Manager an annual fee, which fee shall be payable monthly.

       The amount of such fee shall equal 0.42% of the average daily net assets of the Fund with respect to the first $10 million in assets of the Fund, 0.40% of the next $5 million in assets, 0.35% of the next $10 million in assets, and 0.25% of assets over $25 million.

       2. This Agreement shall become effective as of the date first above written, subject to the approval of the shareholders of the Fund in accordance with the provisions of the Investment Company Act of 1940 (the "Act").

       3. This Agreement shall continue for a period ending two years from its effective date. It may be renewed thereafter by the Investment Adviser and the Investment Manager for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Fund's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Fund's Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will terminate automatically without the payment of any penalty upon termination of the Investment Advisory Agreement or upon sixty days' written notice by the Fund to the Investment Manager that the Trustees or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the Investment Advisory Agreement. This Agreement may also be terminated by the Investment Manager without penalty upon sixty days' written notice to the Fund.

       This Agreement shall terminate automatically in the event of its assignment or the assignment of the Investment Advisory Agreement.

       4. Subject to the supervision of the Board of Trustees of the Fund and the Investment Adviser, the Investment Manager will provide recommendations for a continuous investment program for the Fund, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund. The Investment Manager will recommend to the Investment Adviser from time to time what securities and other investments should be purchased, retained or sold by the Fund. The Investment Manager will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus. The Investment Manager further agrees that it:

            a. will conform with all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal or State agencies which now has or in the future will have jurisdiction over its activities;

            b. will recommend placement of orders pursuant to its investment determinations for the Fund either directly with any broker or dealer, or with the issuer. In recommending placement of orders with brokers or dealers, the Investment Manager will attempt to assist the Investment Adviser to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Manager has been advised that the Fund has authorized the Investment Adviser, in its discretion, to purchase and sell securities to and from brokers and dealers who promote the sale of Fund shares. In no instance will securities be purchased from or sold to the Investment Manager or any affiliated person of the Investment Manager as principal. Notwithstanding the foregoing sentence, the Investment Manager may arrange for the execution of brokered transactions through an affiliated broker dealer in conformity with policies and procedures for such purpose if, when, and as established by the Trustees of the Fund.

            c. will provide, at its own cost, all office space and facilities necessary to furnish the foregoing services to be provided by the Investment Manager of the Fund.

       5. It is expressly understood and agreed that the services to be rendered by the Investment Manager to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby, and provided further that the services to be rendered by the Investment Manager to the Investment Adviser under this Agreement and the compensation provided for in Paragraph 1 hereof shall be limited solely to services with reference to the Fund.

       6. The Investment Adviser agrees that it will furnish currently to the Investment Manager all information reasonably necessary to permit the Investment Manager to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit the Investment Manager to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied.

       7. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

       8. In compliance with the provisions of the Investment Advisory Agreement between the Fund and the Investment Adviser, the Investment Manager agrees with the Investment Adviser that, subject to the terms and conditions of this Paragraph 9, the Fund may use the name "Timothy" in, or as a portion of, its name so long as the Investment Adviser, or any successor in interest, continues as the Investment Adviser. Should the Fund terminate the Investment Adviser or any successor in interest, or if the Investment Adviser shall give notice of termination of the Investment Advisory Agreement, then the Investment Adviser may elect to notify the Fund in writing that permission to use the name "Timothy" has been withdrawn. It is understood that the Fund has, in its Investment Advisory Agreement, expressly agreed that it, its Officers, Trustees and Shareholders upon receipt of such notice, will take all necessary action and proceed expeditiously to change the name of the Fund and not use any other name or take any action which would indicate the Fund's continued association with the Investment Adviser. If the use of the name "Timothy" is so withdrawn as aforesaid, it is understood and agreed that there shall be no limitation with respect to the future use of the name "Timothy" by the Investment Adviser or its successor in interest.

       9. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

       10. Any notice to be given hereunder may be given by personal notification or by first class mail, postage prepaid, to the party specified at the address stated below:

            a.   To the Investment Adviser at:
                 Timothy Partners, Ltd.
                 1304 West Fairbanks Avenue
                 Winter Park, FL 32789
                 Attn:  Arthur D. Ally

            b.   To the Investment Manager at:
                 Awad and Associates
                 477 Madison Ave 16th Floor
                 New York, NY  10022
                 Attn:  James Awad

            c.   To the Fund at:
                 The Timothy Plan
                 1304 West Fairbanks Avenue
                 Winter Park, FL 32789
                 Attn:  Arthur D. Ally

            d.   With copies to:
                 Joseph V. Del Raso, Esquire
                 Stradley, Ronon, Stevens & Young
                 2600 One Commerce Square
                 Philadelphia, PA 19103-7098

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

ATTEST:                            THE TIMOTHY PLAN

_________________________  By:__________________________


ATTEST:                            TIMOTHY PARTNERS, LTD.
                           By: COVENANT FUNDS, INC.
                               Managing General Partner

                                                         By:



ATTEST:                            AWAD & ASSOCIATES

________________________   By:_________________________



                                                        Exhibit C
                       DISTRIBUTION PLAN
                               OF
                THE TIMOTHY PLAN - RETAIL CLASS

 The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by The Timothy Plan (the "Trust") for the Retail Class shares (the "Retail Class") of the Trust and any separate series of the Trust hereinafter organized. The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "non-interested trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

 In reviewing the Plan, the Board of Trustees determined that the adoption of the Plan would be prudent and in the best interests of the Trust and its shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan has also been approved by a vote of the sole initial shareholder of the Retail Class shares of the Trust.

 The Provisions of the Plan are:

 1. The Retail Class of the Trust shall compensate the Advisor, the Distributor or others for all expenses incurred by such parties in the promotion and distribution of shares of the Retail Class of the Trust, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the Trust on behalf of the Retail Class or the Distributor, which form of agreement has been approved by the Trustees, including the non-interested trustees. The monies to be paid pursuant to any such servicing agreement shall be used to pay dealers or others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in establishing and maintaining customer accounts and records; assisting with the purchase and redemption requests; arranging for bank wires; monitoring dividend payments from the Trust on behalf of customers; forwarding certain shareholder communications from the Trust to customers; receiving and answering correspondence; and aiding in maintaining the investment of their respective customers in the Retail Class.

 2. The maximum aggregate amount which may be compensated by the Retail Class of the Trust to such parties pursuant to paragraph 1 shall be 1.00% per annum of the average daily net assets of the Retail Class; provided however, that payment made under any servicing agreement entered into by the Retail Class pursuant to Paragraph 1 of this Plan shall be 0.25% per annum of the average daily net assets of the Retail Class.

 3. The Advisor and the Distributor shall collect and monitor the documentation of payments made under paragraph 1, and shall furnish to the Board of Trustees of the Trust, for their review, on a quarterly basis, a written report of the monies compensated to them and others under the Plan as to the Trust's Retail Class, and shall furnish the Board of Trustees of the Trust with such other information as the Board may reasonably request in connection with the payments made under the Plan as to the Trust's Retail Class in order to enable the Board to make an informed determination of whether the Plan should be continued.

 4. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the non-interested trustees, cast in person at a meeting called for the purpose of voting on the Plan.

 5. The Plan, or any agreements entered into pursuant to this Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the non-interested Trustees, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Trust and the Manager.

 6. The Plan and any agreements entered into pursuant to this Plan may not be amended to increase materially the amount to be spent by the Trust's Retail Class for distribution pursuant to Paragraph 1 hereof without approval by a majority of the Retail Class' outstanding voting securities.

 7. All material amendments to the Plan, or any agreements entered into pursuant to this Plan, shall be approved by the non-interested trustees cast in person at a meeting called for the purpose of voting on any such amendment.

 8. So long as the Plan is in effect, the selection and nomination of the Trust's non-interested trustees shall be committed to the discretion of such non-interested trustees.

 9.    This Plan shall take effect on the      day of
, 199 7.

       This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Trust, the Advisor and the Distributor as evidenced by their execution hereof.

   THE TIMOTHY PLAN

   By:


   TIMOTHY PARTNERS, LTD.
   By:                                     COVENANT FUNDS, INC.,
                                           Managing General Partner

   By:


   FPS BROKER SERVICES, INC.

   By:
  PROXY THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES PROXY
 OF THE TIMOTHY PLAN (the "Fund") - INSTITUTIONAL CLASS SHARES
  SPECIAL MEETING   JANUARY 31, 1997 AT 1:00 P.M. EASTERN TIME

The undersigned hereby appoints Gretchen B. Zepernick with the power of substitution, as Proxy, and hereby authorizes her to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of THE TIMOTHY PLAN - INSTITUTIONAL CLASS SHARES held of record by the undersigned on November 14, 1996, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 1:00 p.m. Eastern time on January 31, 1997 at the offices of the Fund's investment advisor, Timothy Partners, Ltd., 1304 West Fairbanks Avenue, Winter Park, Florida, 32789.

1. ELECTION OF A BOARD OF TRUSTEES.
            FOR all nominees listed below         WITHHOLD AUTHORITY
             (except as marked to the contrary below)         to vote for
all nominees listed below
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.)

Arthur D. Ally      Wesley W. Pennington     Mark Schweizer

Joseph E. Boatwright  Jock M. Sneddon  Philip B. Crosby  Daniel D. Busby

2. TO RATIFY OR REJECT A NEW SUB-INVESTMENT ADVISORY AGREEMENT AND TO APPROVE OR DISAPPROVE THE CONTINUATION OF THE NEW SUB-INVESTMENT ADVISORY AGREEMENT AMONG THE FUND, TIMOTHY PARTNERS, LTD. AND AWAD & ASSOCIATES, BY THE SHAREHOLDERS ENTITLED TO VOTE THEREON WITHOUT DIFFERENTIATION BETWEEN THE CLASSES.
                                        GRANT          WITHHOLD

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.
                    GRANT          WITHHOLD


            (Continued and to be signed on reverse.)

   PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
             IN THE POSTAGE-PAID ENVELOPE PROVIDED.


This Proxy is solicited on behalf of the Board of Trustees and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of The Timothy Plan - Institutional Class, will be cast for Proposals (1) and (2). If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated January 2, 1997. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.




                                       Signature*

  Dated:                                                 , 1997

* Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.



     CHECK HERE   IF YOU PLAN TO ATTEND THE MEETING. (
PERSON(S) WILL ATTEND.)

PROXY   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES  PROXY
     OF THE TIMOTHY PLAN (the "Fund") - RETAIL CLASS SHARES
  SPECIAL MEETING   JANUARY 31, 1997 AT 1:00 P.M. EASTERN TIME

The undersigned hereby appoints Gretchen B. Zepernick with the power of substitution, as Proxy, and hereby authorizes her to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of THE TIMOTHY PLAN - RETAIL CLASS SHARES held of record by the undersigned on November 14, 1996, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 1:00 p.m. Eastern time on January 31, 1997 at the offices of the Fund's investment advisor, Timothy Partners, Ltd., 1304 West Fairbanks Avenue, Winter Park, Florida, 32789.

1. ELECTION OF A BOARD OF TRUSTEES
            FOR all nominees listed below         WITHHOLD AUTHORITY
             (except as marked to the contrary below)         to vote for
all nominees listed below
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.)

Arthur D. Ally      Wesley W. Pennington     Mark Schweizer

Joseph E. Boatwright  Jock M. Sneddon  Philip B. Crosby  Daniel D. Busby

2. TO RATIFY OR REJECT A NEW SUB-INVESTMENT ADVISORY AGREEMENT AND TO APPROVE OR DISAPPROVE THE CONTINUATION OF THE NEW SUB-INVESTMENT ADVISORY AGREEMENT AMONG THE FUND, TIMOTHY PARTNERS, LTD. AND AWAD & ASSOCIATES, BY THE SHAREHOLDERS ENTITLED TO VOTE THEREON WITHOUT DIFFERENTIATION BETWEEN THE CLASSES.
                    GRANT          WITHHOLD

3. TO APPROVE OR DISAPPROVE A REVISED DISTRIBUTION PLAN ON BEHALF OF THE RETAIL CLASS SHARES OF THE FUND BY THE SHAREHOLDERS OF THE RETAIL CLASS ONLY.
                    GRANT          WITHHOLD

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.
                    GRANT          WITHHOLD

            (Continued and to be signed on reverse.)

   PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
             IN THE POSTAGE-PAID ENVELOPE PROVIDED.

This Proxy is solicited on behalf of the Board of Trustees and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of The Timothy Plan - Retail Class, will be cast for Proposals (1), (2) and (3). If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated January 2, 1997. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.




                                       Signature*

  Dated:                                                 , 1997

* Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.



     CHECK HERE   IF YOU PLAN TO ATTEND THE MEETING. (
PERSON(S) WILL ATTEND.)